Christopher Crupi, CA

237 Argyle Avenue

Ottawa, Ontario

Canada

K2P 1B8

April 18, 2005

Paramount Gold Mining Corp.

Suite 300 – 7251 West Lake Mead Blvd.

Las Vegas, NV

89128

Attention:

Board of Directors

Dear Sir:

Re:

Executive Contract

This letter confirms that you have retained me to act as President and Secretary of Paramount Gold Mining Corp. (the Company) for an indefinite period.  This letter outlines the Services to be provided.

Our Understanding of the Current Situation

The Company requires executive management services and board member to provide leadership, direction and governance.

Scope of Services

You have requested that my services to include:

1.

Ask as the senior manager of the Company;

2.

Engage other management to fill key positions such as exploration managers;

3.

Engage consultants ie. communications;

4.

Respond to investor inquiries;

5.

Long term strategic planning;

6.

Risk management;

7.

Financial reporting;

8.

Act as corporate secretary to the corporation;

9.

All dealings with securities commissions, stock exchanges, transfer agents, solicitors, auditors, etc.;

10.

Audit committee; and

11.

Other matters as required from time to time.

The parties acknowledge that the scope of services may change from time to time with the priorities of the Company.  Any material deviations shall be agreed as between the parties.   The parties agree that Christopher Crupi is not an employee of the Company and remains at all material times an officer and director.

The Services are to commence immediately as of the date of this letter.

Fees

The fees will be reviewed on an annual basis, or sooner if agreed by the parties, and adjusted accordingly.

Governing Law and Jurisdiction

This retainer shall be governed by and interpreted in accordance with the laws of the United States of America.

Acknowledgement and Acceptance

Please acknowledge your acceptance and the terms of my executive contract contract by signing the confirmation below and returning a copy of this letter to us by fax at the above address.

Yours truly,

/S/ Chris Crupi

Christopher Crupi, CA

Confirmation of Terms of Retainer

Having read the above letter, we, Paramount Gold Mining Corp. agree to retain Christopher Crupi, CA, on the terms set out therein as approved by the Board of Directors

Signed:  /S/ John Karlsson

Attorney, on behalf of the Board of Directors

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